SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 15, 2016

Date of Report

(Date of Earliest Event Reported)

POWERCOMM HOLDINGS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55391	47-3152668
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3429 Ramsgate Terrace

Alexandria, Virginia 22309

(Address of principal executive offices) (zip code)

571-259-8773

(Registrant's telephone number, including area code

Special Note Regarding Forward-Looking Statements

This report contains forward-looking statements. These statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performances, or achievements expressed or implied by the forward-looking statements. In some cases, forward-looking statements are identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would,” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect the Company’s current views respecting future events and are based on assumptions and subject to risks and uncertainties.

Also, forward-looking statements represent the Company’s estimates and assumptions only as of the date of this report. You should read this report and the documents that the Company references and files as exhibits to this report in their entirety and with the understanding that actual future results may be materially different from what the Company expects. Except as required by law, the Company assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available or other events occur in the future.

ITEM 1.01 Entry into a Material Definitive Agreement

On November 15, 2016, PowerComm Holdings Inc., a Delaware corporation (the “Company”), entered into a stock-for-stock acquisition agreement (the “Acquisition Agreement”) with PowerComm Construction, Inc., a private company organized under the laws of the Commonwealth of Virginia.

For the purposes of disclosures throughout this 8-K document when the “Company” is used, it refers to PowerComm Holdings Inc. on a Pro Forma basis with PowerComm Construction, Inc. included as a subsidiary in the structure.

Mr. David Kwasnik, who is the officer, director and majority shareholder of the Company, was the sole shareholder of PowerComm Construction, Inc. prior to the Acquisition.

ITEM 2.01 Completion of Acquisition or Disposition of Assets

On November 15, 2016, PowerComm Holdings, Inc. a Delaware corporation (the “Company”), entered into a merger agreement (the “Acquisition”) with PowerComm Construction, Inc., a Virginia corporation (“PCC”).

The Acquisition was effected by the Company through the exchange of all the outstanding shares of common stock of PowerComm for 200,000 shares of common stock of the Company. At the time of the Acquisition, there was one shareholder of the Company who is also a shareholder and president of PowerComm Construction. PCC has become a wholly owned subsidiary of the Company and the Company has taken over its operations and business plan. Prior to the Acquisition, the Company had no ongoing business or operations.

PowerComm Construction is a construction company with expertise in a variety of electric utility, fiber optic, and telecommunications construction and maintenance services and is qualified also to do business in all 50 states, the District of Columbia and Puerto Rico The current business of PCC is in electric utility, fiber optic, and telecommunications construction and maintenance services. PCC installs, connects and services the energy and communications sectors. Experienced PCC teams also build and maintain America’s infrastructure from fiber-optic lines to high voltage lines to cellular communication towers. PCC has its headquarters in Northern Virginia, with offices in Southern Maryland, Nashville, Tennessee, and Washington, D.C.

BUSINESS AND BUSINESS PLAN

Prior to the Acquisition, the Company had no business or operations. Pursuant to the Acquisition, the Company has acquired the business plan, operations and contracts of its now wholly-owned subsidiary, PowerComm Construction, Inc. (“PCC”).

PCC installs, connects and services the energy and communications sectors. Experienced PCC teams also build and maintain America’s infrastructure from fiber-optic lines to high voltage lines to cellular communication towers. The current business of PCC is in electric utility, fiber optic, and telecommunications construction and maintenance services. PCC has provided for almost 20 years a diverse range of power services, telecommunications and fiber optic services and cellular services. PCC is a longstanding service provider that works on complex projects for industry leaders. PCC service crews perform electrical power line work on overhead and underground power distribution infrastructures as well as on transmission and sub-transmission lines.

Among other notable achievements in its current business are the following:

*PCC is a Contractor of Choice (COC) for Pepco /Exelon and was awarded a $56 million contract to perform manhole and conduit installation, repair and paving within the National Capitol region.

*PCC holds a $4 million plus contract with Pepco Holdings Inc. to conduct manhole inspection and repair that includes the installation of inner-duct, fiber optic cable as well as installation and repair of low voltage (1000 volts or less) cable.

*PCC has a $5 million plus contract with Pepco Holdings Inc. to provide traffic control services throughout the Washington, D.C. Metro area.

*PCC recently negotiated a multi million dollar plus contract with Pepco/Exelon to provide high/low-voltage cabling installation and repair throughout the Washington, D.C. Metro area.

*PCC was just awarded a multi million contract with Southern Company to provide electric overhead distribution, transmission installation and repair services to its subsidiaries Georgia Power and Gulf Power through 2020.

*PCC recently negotiated a multi million dollar plus contract with RCN to provide fiber-optic cabling installation and repair throughout the Washington, D.C. Metro area.

*PCC is a certified contractor with Entergy and its affiliates (Entergy Arkansas, Louisiana, Mississippi, New Orleans and Texas), Southern Company and its affiliates (Georgia Power, Alabama Power, Mississippi Power and Gulf power) and Exelon and its affiliates (Pepco Holdings Inc and Baltimore Gas & Electric), allowing PCC to provide power-related services across much of the United States.

*In its Cell Tower Division, PCC is recognized as a Master Services Provider for Crown Castle and SBA Communications, two of the largest telecommunications tower owners in the world. PCC manages small cell, Distributed Antenna Systems (“DAS”) and cellular connections for new tower builds, as well as, the installation and repair for leading cell tower companies.

*PCC recently won inclusion as a Google Fiber Contractor. PCC expects to be able to provide underground and overhead power construction work for planned multi-city, fiber “roll-outs.”

*PCC has been providing contracting work over several years to many prominent Fortune 500 companies including well-known companies such as AT&T and Sprint and Exelon.

PCC Received National Minority Supplier Development Council Certification

In June, 2016, PCC received minority-owned certification from the Capital Region of the National Minority Supplier Development Council (“NMSDC”). NMSDC is one of the country’s leading corporate membership organizations committed to helping supplier diversity by matching certified minority-owned businesses to its vast network corporate members who wish to purchase their products, services and solutions. Its corporate membership includes many of the largest public and privately-owned companies, as well healthcare companies, colleges and universities. NMSDC maintains rigorous certification standards and PCC anticipates that such certification will provide a large base for growth and potential new projects.

The Company’s Presence in the Market

PCC has a specialty in providing power related services, which include power transmission (overhead and underground) as well as distribution (overhead and underground). PCC services include a vast range, spanning pole and tower erection, ground testing, conductor installation, voltage conversion and splicing. PCC possesses all necessary equipment for new construction and maintenance of overhead transmission and distribution power lines and can purchase, rent or lease any additional equipment required to complete a project.

PCC also provides both overhead and underground services in telecom and fiber optics, including splicing, inner duct, pole placement and mapping/planning.

PCC cellular services span a range of tower services and maintenance. For tower services, PCC offers construction (such as tower inspection, installation, testing), civil (such as rooftop installations, shelter work, power plant installation) and additional customized services (such as laptop testing, troubleshooting and integration work). For maintenance services, PCC offers both antenna and line maintenance (such as RF testing, alarm troubleshooting and fiber testing) as well as tower structure maintenance (such as tower customization, inspection and tower decommissioning).

PCC trains its employees in-house, providing instruction in CPR, OSHA 10 and 30 and confined space training. Safety is a priority at PCC, so the company uses ANSI-approved multi-gas monitors in its underground work environment. PCC has annual pole-top rescue training and other bucket truck rescue training. PCC adheres to the APPA (American Public Power Association) safety guideline and manual in its business practices and operations.

PCC is also affiliated with IBEW (International Brotherhood Electrical Workers) to provide the necessary manpower for all its power line projects. The Company currently has agreements in place with multiple IBEW local unions throughout the United States.

Intellectual Property Assets

PCC has the following intellectual property assets:

*Trademark for “Get Connected and Feel the Power” [Reg. No. 3,273,692, registered 2009 with the U.S. Patent and Trademark Office]

*Trademark for PCC and PowerComm Construction, Inc. (as shown in the mark) [Reg. No. 4,706,133, registered 2015 with the U.S. Patent and Trademark Office]

*Trademark for PCC PowerComm Construction, Inc. [Reg. No. 4,815,529, registered 2015 with the U.S. Patent and Trademark Office]

Customers

PCC works with a wide range of industry leaders, which include the following clients:

-Southern Company

-Pepco Holdings Inc.

-Exelon

-Georgia Power

-Gulf Power

-Entergy

-AT&T

-Sprint

-Spectrum Wireless Solutions

-Crown Castle

-Ansco & Associates, LLC

-SBA Communications

-Google

-NES

Employees

PCC has approximately 45 employees.

Revenue

The Company does not have current operations. PCC had total income of approximately $3,250,000 for the year ended December 31, 2015 and approximately $2,300,000 for the year through September, 2016.

Legal Matters

At the beginning of 2016, PCC settled a class action suit for approximately $100,000. The suit was a labor dispute brought by former employees alleging they were owed overtime. The majority of the claimants were former employees who had been fired because of poor performance or legal infractions. The suit was originally brought for $1.8 million. The Company determined that it would be less expensive to settle the suit for $100,000 rather than incur unlimited legal fees in defense of the suit.

THE COMPANY

The Company was originally named White Grotto Acquisition Corporation ("White Grotto") and incorporated on January 12, 2015 under the laws of the State of Delaware to engage in any lawful corporate undertaking, including, but not limited to, selected mergers and acquisitions.

In March, 2015, White Grotto Acquisition Corporation filed a registration statement with the Securities and Exchange Commission on Form 10-12g pursuant to Securities Exchange Act of 1934 and became a public reporting company. On September 14, 2015, the Company effected a change in control of White Grotto Acquisition Corporation. As part of that change in control, the then officers and directors of White Grotto resigned, the Company redeemed 19,500,000 shares of the then 20,000,000 shares of common stock outstanding. David L. Kwasnik, Sr. was appointed the sole officer and director of the Company and the Company issued 20,000,000 shares of common stock to Mr. Kwasnik. In addition, the Company changed its name to PowerComm Holdings Inc.

The Company's corporate offices are located at 3429 Ramsgate Terrace, Alexandria, Virginia 22309.

The Company's email address is dkwasnik@powercommconstruction.com, and its website is www.PowerCommConstruction.com. The Company’s telephone number is 703-746-8980.

As a public reporting company pursuant to the Securities Exchange Act, the Company files with the Securities and Exchange Commission quarterly and annual reports and management shareholding information. The Company intends to deliver a copy of its annual report to its security holders, and will voluntarily send a copy of the annual report, including audited financial statements, to any registered shareholder who requests the same.

The Company’s documents filed with the Securities and Exchange Commission may be inspected at the Commission’s principal office in Washington, D.C. Copies of all or any part of the registration statement may be obtained from the Public Reference Section of the Securities and Exchange Commission, 100 F Street N.E., Washington, D.C. 20549. Call the Commission at 1-800-SEC-0330 for further information on the operation of the public reference rooms. The Securities and Exchange Commission also maintains a web site at http://www.sec.gov that contains reports, proxy statements and information regarding registrants that file electronically with the Commission.

Emerging Growth Company

The Company qualifies as an "emerging growth company" as defined in the Jumpstart Our Business Startups Act which became law in April, 2012. The definition of an "emerging growth company" is a company with an initial public offering of common equity securities which occurred after December 8, 2011 and has less than $1 billion of total annual gross revenues during last completed fiscal year. The disclosure regarding the company and The Jumpstart Our Business Startups Act is incorporated herein by reference from the Form 10-12G filed on September 14, 2015.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

Overview

References to the financial condition and performance of the Company below in this section "Management's Discussion and Analysis of Financial Condition and Results of Operations" are to PowerComm Construction, Inc., the Company's wholly-owned subsidiary.

As of December 31, 2015, the company had shareholders' equity of $500, and a cash balance of $16,439. During the year ended December 31, 2015, the Company incurred a net loss of $143,573. During the period from January 1, 2016 through June 30, 2016, the company had a net loss of $212,943 and as of June 30, 2016 the company had shareholders' equity of $500.

Off-Balance Sheet Arrangements

The company has no off-balance sheet arrangements.

Equipment Financing

The company has no existing equipment financing arrangements.

Critical Accounting Policies

For the period ending December 31, 2015 the financial statements have been prepared and audited in accordance with generally accepted accounting principles (GAAP) in the United States.

Liquidity and Capital Resources

As of June 30, 2016, PowerComm Construction, Inc. had cash available of $17,039.

Discussion of Year ended December 31, 2015 compared to Year Ended December 31, 2014

Revenues during the year ended December 31, 2015 were $3,063,319 as compared to revenues of $3,418,100 for the year ended December 31, 2014. The decrease resulted primarily from 1) a stoppage of work on a major contract and 2) a delay on the rollout of a major contract due to the Pepco-Exelon merger.

During the year ended December 31, 2015 PowerComm Construction posted a net loss of $143,573 as compared to a net loss of $302,306 for the year ended December 31, 2014. The reduction in net loss resulted from a significant decrease in cost of revenue due to a corporate restructuring, which led to major reductions in 1) payroll and 2) fuel costs.

Discussion of Operations for the Six Months Ended June 30, 2016 compared to the Six Months Ended June 30, 2015

Revenues during the six months ended June 30, 2016 were $1,290,450 as compared to revenues for the six months ended June 30, 2015 of $1,572,205. The decrease resulted from the continued delays and work stoppage as a result of the Pepco-Exelon merger.

During the six months ended June 30, 2016 PowerComm Construction posted a net loss of $212,943 as compared to net income of $75,547 for the six months ended June 30, 2015. The reduction in net income resulted from reduced revenue caused by reduced capital expenditures in both Q1 and Q2 by the newly formed Pepco-Exelon.

MANAGEMENT

Officers and Directors

David Kwasnik serves as the sole officer and director of the Company. Mr. Kwasnik also serves as the sole officer and director of PCC.

David Kwasnik, Sr. serves as the President, Secretary, Treasurer and sole officer and director of the Company, positions at the Company that he has held since September 2015. Since 1995, Mr. Kwasnik has served as the president and chief executive officer of PowerComm Construction, a privately-held company. He has managed and directed all aspects and technological operations, procurement and project management activities for the company's telecommunications, power transmission and distribution construction projects.

Director Compensation

Directors do not receive any compensation for serving on the Board of Directors.

Committees and Terms

The Board of Directors has not established any committees. The Company will notify its shareholders for an annual shareholder meeting and that they may present proposals for inclusion in the Company’s proxy statement to be mailed in connection with any such annual meeting; such proposals must be received by the Company at least 90 days prior to the meeting. No other specific policy has been adopted in regard to the inclusion of shareholder nominations to the Board of Directors.

Indemnification of Officers, Directors, Employees and Agents

The Certificate of Incorporation and bylaws of the Company provide that the Company shall, to the fullest extent permitted by applicable law, as amended from time to time, indemnify all directors of the Company, as well as any officers or employees of the Company to whom the Company has agreed to grant indemnification.

Section 145 of the Delaware General Corporation Law empowers a corporation to indemnify its directors and officers and to purchase insurance with respect to liability arising out of their capacity or status as directors and officers provided that this provision shall not eliminate or limit the liability of a director (I) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) arising under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

The Delaware General Corporation Law provides further that the indemnification permitted thereunder shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation's by-laws, any agreement, vote of shareholders or otherwise.

The effect of the foregoing is to require the Company to indemnify the officers and directors of the Company for any claim arising against such persons in their official capacities if such person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

INSOFAR AS INDEMNIFICATION FOR LIABILITIES ARISING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, MAY BE PERMITTED TO DIRECTORS, OFFICERS OR PERSONS CONTROLLING THE COMPANY PURSUANT TO THE FOREGOING PROVISIONS, IT IS THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION THAT SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE ACT AND IS THEREFORE UNENFORCEABLE.

EXECUTIVE COMPENSATION

Summary Compensation

David Kwasnik has served as the only officer and director of the Company. Mr. Kwasnik has also served as the only officer and director of PCC, the wholly owned subsidiary. Mr. Kwasnik received no compensation from either company for his services as an officer or director

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

The following table sets forth information with respect to ownership of issued and outstanding stock of the Company as of the date hereof by each executive officer and director of the Company and any person or group known by the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities:

	Shares	Percentage
	Owned	Of Class(1)

David L. Kwasnik (2)	20,200,000	97.5%
President and CEO

(1)	Based on 20,700,000 shares outstanding.

(2)	Consists of 20,000,000 shares initially owned in the Company and 200,000 shares received in exchange for the 10,000 shares of PCC owned by him pursuant to the Acquisition.

MARKET PRICE OF AND DIVIDENDS AND RELATED STOCKHOLDER MATTERS

Dividends

The Company has not paid any dividends to date. The Company has not made any determination about if and when it will pay dividends on its common stock.

Preferred Stock

The Company has 20,000,000 authorized undesignated shares of preferred stock. No preferred stock has been designated nor issued.

Market Price

There is no public market for the Company’s common stock and there is no market price for the Company's common stock.

Disclosure of Commission Position on Indemnification for Securities Act Liabilities

The Company’s Certificate of Incorporation include an indemnification provision that provides that the Company shall indemnify directors against monetary damages to the Company or any of its shareholders by reason of a breach of the director’s fiduciary except (i) for any breach of the director’s duty of loyalty to the Company or its shareholders or (ii) for acts or omissions not in good faith or which involve intentional misconduct of (iii) for unlawful payment of dividend or unlawful stock purchase or redemption or (iv) for any transaction from which the director derived an improper personal benefit.

The Bylaws of the Company provide that the Company shall, to the fullest extent permitted by applicable law, as amended from time to time, indemnify all directors of the Company, as well as any officers or employees of the Company to whom the Company has agreed to grant indemnification. Section 145 of the Delaware General Corporation Law ("DCL") empowers a corporation to indemnify its directors and officers and to purchase insurance with respect to liability arising out of their capacity or status as directors and officers provided that this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) arising under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. The Delaware General Corporation Law provides further that the indemnification permitted thereunder shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation's by-laws, any agreement, vote of shareholders or otherwise.

The effect of the foregoing is to require the Company to indemnify the officers and directors of the Company for any claim arising against such persons in their official capacities if such person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The Certificate of Incorporation does not specifically indemnify the officers or directors or controlling persons against liability under the Securities Act.

The Securities and Exchange Commission’s position on indemnification of officers, directors and control persons under the Securities Act by the Company is as follows:

INSOFAR AS INDEMNIFICATION FOR LIABILITIES ARISING UNDER THE SECURITIES ACT OF 1933 MAY BE PERMITTED TO DIRECTORS, OFFICERS AND CONTROLLING PERSONS OF THE SMALL BUSINESS ISSUER PURSUANT TO THE RULES OF THE COMMISSION, OR OTHERWISE, THE SMALL BUSINESS ISSUER HAS BEEN ADVISED THAT IN THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE ACT AND IS, THEREFORE, UNENFORCEABLE.

ITEM 3.02 Recent Sales of Unregistered Securities

The Company has issued the following securities in the last three (3) years. Such securities were issued pursuant to exemptions from registration under Section 4(2) of the Securities Act of 1933, as amended, as transactions by an issuer not involving any public offering, as noted below. Each of these transactions was issued as part of a private placement of securities by the Company in which (i) no general advertising or solicitation was used, and (ii) the investors purchasing securities were acquiring the same for investment purposes only, without a view to resale.

Since inception, the Company has issued 40,700,000 shares of common stock as follows:

The Company (as White Grotto Acquisition Corporation) issued and aggregate of 20,000,000 shares on formation in January 2015 pro rata (10,000,000 each) to James Cassidy and James McKillop of which all but an aggregate of 500,000 shares were redeemed pro rata.

On September 16, 2015, the Company issued 20,000,000 shares of its common stock to David Kwasnik as part of a change in control.

On November 15, 2016, pursuant to the Acquisition, the Company issued 200,000 shares of its common stock in exchange for all the outstanding shares of PCC then held by the sole shareholder, David Kwasnik.

ITEM 5.06 Change in Shell Company Status

The Company has acquired PowerComm Construction, Inc. which is an operating and ongoing business and has a defined business plan and operations and accordingly, the Company has commenced operations and is no longer deemed to be a shell company.

ITEM 9.01 Financial Statements and Exhibits

The audited financial statements of the Company are included herewith.

Exhibits

Certain exhibits listed below are incorporated by reference as so marked with the date and filing with which such exhibits were filed with the Securities and Exchange Commission).

2.1*	Agreement and Plan of Reorganization between PowerComm Holdings, Inc. and PowerComm Construction, Inc.
3.1	Certificate of Incorporation (filed as exhibit to the Form 10-12G filed March 3, 2015)
3.2	By-laws (filed as exhibit to the Form 10-12G filed March 3, 2015)
3.3	Sample stock certificate (filed as exhibit to the Form 10-12G filed March 3, 2015)
99.1*	Pro forma financial statements

*	Filed herewith

POWERCOMM CONSTRUCTION INC.

POWERCOMM CONSTRUCTION INC

BALANCE SHEETS

	June 30,	December 31,
	2016	2015
	(Unaudited)
Assets
Current Assets
Cash and cash equivalents	$17,039	$16,439
Accounts receivable, net	190,008	248,523
Due from related party	15,298	24,635
Prepaid expenses	3,000	-
Total Current Assets	225,345	289,597

Furniture, fixture, and equipment, net	756,447	551,128

Total Assets	$981,792	$840,725

Liabilities and Stockholder's Equity

Current Liabilities
Short-term loan	$614,796	$444,155
Long-term debt, current	95,886	41,372
Accrued expenses	140,759	217,311
Other current liabilities	45,145	35,000
Total Current Liabilities	896,586	737,838

Long-term debt	318,989	102,387
Total Liabilities	1,215,575	840,225

Commitments and contingencies (Note 11)

Stockholder's Equity
Common stock, no par value, 200,000 shares authorized, 200,000 shares issued and outstanding	-	-
Additional paid-in capital	500	500
Accumulated deficit	(234,283)	-
Total Stockholders' (Deficit) Equity	(233,783)	500

Total Liabilities and Stockholder's Equity	$981,792	$840,725

The accompanying notes are an integral part of these financial statements.

POWERCOMM CONSTRUCTION INC

STATEMENTS OF OPERATIONS

(UNAUDITED)

	For the Six Months Ended		For the Three Months Ended
	June 30,		June 30,
	2016	2015	2016	2015

Net revenue	$1,290,450	$1,572,205	$748,120	$772,403
Cost of revenue	(313,887)	(445,454)	(164,793)	(231,853)
Gross profit	976,563	1,126,751	583,327	540,550

Salaries and wages	(680,771)	(583,923)	(401,836)	(318,078)
General and administrative expenses	(508,735)	(467,281)	(244,249)	(231,925)
Total operating expense	(1,189,506)	(1,051,204)	(646,085)	(550,002)

Operating (loss) income	(212,943)	75,547	(62,758)	(9,452)

Other income (expense)
Interest income	-	-	-	-
Interest expense	(21,340)	(10,810)	(14,240)	(4,828)
Other income (expense), net	-	-	-	-
Total other income (expense)	(21,340)	(10,810)	(14,240)	(4,828)

(Loss) income from operations before income taxes	(234,283)	64,737	(76,998)	(14,280)
Provision for income taxes	-	-
Net (loss) income	$(234,283)	$64,737	$(76,998)	$(14,280)

The accompanying notes are an integral part of these financial statements.

POWERCOMM CONSTRUCTION INC
STATEMENTS OF CASH FLOWS
(UNAUDITED)

	For the Six Months Ended
	June 30,
	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) income	$(234,283)	$64,737
Depreciation	108,554	86,377
Adjustments to reconcile net loss to net cash provided by operating activities:
Decrease (increase) in accounts receivable	58,515	(79,508)
Increase in prepaid expense	(3,000)	-
Increase in accrued expenses	(76,552)	(66,844)
Increase (decrease) in other current liabilities	10,145	(93)
Net cash (used in) provided by operating activities	(136,621)	4,669

CASH FLOWS FROM INVESTING ACTIVITIES
Additions to fixed assets	(313,873)	(152,668)
Loan to stockholder	(40,663)	-
Repayment received from loan to stockholder	50,000	-
Net cash used in investing activities	(304,536)	(152,668)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from short-term loans	170,641	47,092
Proceeds from long-term loans	271,116	101,715
Distribution to shareholders	-	(60,903)
Net cash provided by financing activities	441,757	87,904

NET INCREASE (DECREASE) IN CASH & CASH EQUIVALENTS	600	(60,095)

CASH & CASH EQUIVALENTS, BEGINNING BALANCE	16,439	80,296
CASH & CASH EQUIVALENTS, ENDING BALANCE	$17,039	20,201

SUPPLEMENTAL DISCLOSURES:
Income tax paid	$-	$-
Interest paid	$21,083	$10,810

The accompanying notes are an integral part of these financial statements.

POWERCOMM CONSTRUCTION INC

NOTES TO UNAUDITED FINANCIAL STATEMENTS

1.	NATURE OF OPERATIONS

PowerComm Construction, Inc. (the “Company”) was incorporated in Massachusetts in 1997 and has been headquartered in Alexandria, Virginia, since 2000. On September 26, 2014, the Company changed its state of incorporation to Virginia. The Company performs underground and overhead utility services primarily in the southeastern region of the United States working solely with utility companies. The Company’s fiscal year ends on December 31.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation:

The accompanying financial statements have been prepared pursuant to the rules of the Securities and Exchange Commission (“SEC”) and in accordance with the U.S. generally accepted accounting principles (“GAAP”).

Use of estimates and assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management makes these estimates using the best information available at the time the estimates are made. However, actual results could differ materially from those results. The most significant estimates reflected in the financial statements include depreciation and useful lives of property and equipment. Estimates and assumptions are periodically reviewed and the effects of revisions are reflected in the financial statements in the period they are determined to be necessary.

Cash and cash equivalents:

Cash and cash equivalents include cash and all highly liquid instruments with original maturities of three months or less.

Accounts receivable:

Accounts receivable are recorded at net realizable value consisting of the carrying amount less an allowance for doubtful accounts, as needed. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Based on the management’s assessment, no allowance for doubtful accounts was recorded at the balance sheet dates.

Fixed assets:

Fixed assets consist of computers, furniture and fixtures, machinery and equipment, and trucks and vehicles. They are stated at cost less accumulated depreciation. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations.

POWERCOMM CONSTRUCTION INC

NOTES TO UNAUDITED FINANCIAL STATEMENTS

Depreciation is computed primarily using the straight-line method over the estimated useful lives of the assets as follows:

Useful Life (in years)

Computers	5
Office Furniture and Fixtures	7
Machinery and Equipment	7
Trucks and Vehicles	5

The Company applies the provisions of FASB ASC Topic 360 (ASC 360), “Property, Plant, and Equipment” which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with ASC 360, at least on an annual basis. ASC 360 requires the impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. For the six months ended June 30, 2016 and the year ended December 31, 2015, there was no impairment of long-lived assets recorded.

Revenue recognition:

The Company performs underground and overhead utility services primarily in the southeastern region of the United States for utility companies. The Company’s work is performed under cost-plus-fee contracts. The length of the Company’s contracts varies, but are typically two to three years. Revenues are recognized on the accrual basis as services are performed. The Company recognizes service revenue in accordance with GAAP when the following overall fundamental criteria are met: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or the service has been performed, (iii) the Company’s price to the customer is fixed or determinable, and (iv) collection of the resulting accounts receivable is reasonably assured. During the six months ended June 30, 2016 and the year ended December 31, 2015, the Company recognized revenue when the above four criteria were met.

Cost of revenue:

Costs of revenue include all direct materials, labor costs, equipment and those indirect costs, including depreciation of machinery and equipment, trucks and vehicles, and indirect labor, supplies, tools, repairs and miscellaneous job costs. Changes in job performance, job conditions and estimated profitability, may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

Recent accounting pronouncements:

In February 25, 2016, FASB issued ASU-2016-02-Leases.The amendments in this Update create Topic 842, Leases, and supersede the leases requirements in Topic 840, Leases. The objective of Topic 842 is to establish the principles that lessees and lessors shall apply to report useful information to users of financial statements about the amount, timing, and uncertainty of cash flows arising from a lease. The FASB is issuing this Update to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements. Topic 842 affects any entity that enters into a lease (as that term is defined in this Update), with some specified scope exemptions. The guidance in this Update supersedes Topic 840, Leases. The main difference between previous GAAP and Topic 842 is the recognition of lease assets and lease liabilities by lessees for those leases classified as operating leases under previous GAAP. The core principle of Topic 842 is that a lessee should recognize the assets and liabilities that arise from leases. All leases create an asset and a liability for the lessee in accordance with FASB Concepts Statement No. 6, Elements of Financial Statements, and, therefore, recognition of those lease assets and lease liabilities represents an improvement over previous GAAP, which did not require lease assets and lease liabilities to be recognized for most leases. A lessee should recognize in the statement of financial position a liability to make lease payments (the lease liability) and a right-of-use asset representing its right to use the underlying asset for the lease term. When measuring assets and liabilities arising from a lease, a lessee (and a lessor) should include payments to be made in optional periods only if the lessee is reasonably certain to exercise an option to extend the lease or not to exercise an option to terminate the lease. Similarly, optional payments to purchase the underlying asset should be included in the measurement of lease assets and lease liabilities only if the lessee is reasonably certain to exercise that purchase option. Reasonably certain is a high threshold that is consistent with and intended to be applied in the same way as the reasonably assured threshold in the previous leases guidance. In addition, also consistent with the previous leases guidance, a lessee (and a lessor) should exclude most variable lease payments in measuring lease assets and lease liabilities, other than those that depend on an index or a rate or are in substance fixed payments. For leases with a term of 12 months or less, a lessee is permitted to make an accounting policy election by class of underlying asset not to recognize lease assets and lease liabilities. If a lessee makes this election, it should recognize lease expense for such leases generally on a straight-line basis over the lease term. The amendments in this Update are effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. The Company is still in progress of evaluating future impact of adopting this standard.

POWERCOMM CONSTRUCTION INC

NOTES TO UNAUDITED FINANCIAL STATEMENTS

In November 20, 2015, FASB issued ASU-2015-17- Income Taxes. The Board is issuing this Update as part of its initiative to reduce complexity in accounting standards (the Simplification Initiative). The objective of the Simplification Initiative is to identify, evaluate, and improve areas of generally accepted accounting principles (GAAP) for which cost and complexity can be reduced while maintaining or improving the usefulness of the information provided to users of financial statements. Current GAAP requires an entity to separate deferred income tax liabilities and assets into current and noncurrent amounts in a classified statement of financial position. To simplify the presentation of deferred income taxes, the amendments in this Update require that deferred tax liabilities and assets be classified as noncurrent in a classified statement of financial position. The amendments in this Update apply to all entities that present a classified statement of financial position. The current requirement that deferred tax liabilities and assets of a tax-paying component of an entity be offset and presented as a single amount is not affected by the amendments in this Update. For public business entities, the amendments in this Update are effective for financial statements issued for annual periods beginning after December 15, 2016, and interim periods within those annual periods. Earlier application is permitted for all entities as of the beginning of an interim or annual reporting period. The Company is still in progress of evaluating future impact of adopting this standard.

On June 12, 2015, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update (ASU) No. 2015-10-Technical Corrections and Improvements. The amendments in this Update cover a wide range of Topics in the Codification. The amendments in this Update represent changes to make minor corrections or minor improvements to the Codification that are not expected to have a significant effect on current accounting practice or create a significant administrative cost to most entities. This Accounting Standards Update is the final version of Proposed Accounting Standards Update 2014-240-Technical Corrections and Improvements, which has been deleted. Transition guidance varies based on the amendments in this Update. The amendments in this Update that require transition guidance are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015. Early adoption is permitted, including adoption in an interim period. All other amendments will be effective upon the issuance of this Update. Based on management’s assessment, this ASU does not cause material impact on the Company's financial statements.

In April 7, 2015, FASB issued ASU-2015-03-Interest-Imputation of Interest. The Board is issuing this Update as part of its initiative to reduce complexity in accounting standards (the Simplification Initiative). The objective of the Simplification Initiative is to identify, evaluate, and improve areas of generally accepted accounting principles (GAAP) for which cost and complexity can be reduced while maintaining or improving the usefulness of the information provided to users of financial statements. To simplify presentation of debt issuance costs, the amendments in this Update require that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by the amendments in this Update. For public business entities, the amendments in this Update are effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Based on management’s assessment, this ASU does not cause material impact on the Company's financial statements.

POWERCOMM CONSTRUCTION INC

NOTES TO UNAUDITED FINANCIAL STATEMENTS

In January 2015, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update (ASU) No. 2015-01 Income Statement Extraordinary and Unusual Items (Subtopic 225-20): Simplifying Income Statement Presentation by Eliminating the Concept of Extraordinary Items. The objective of this Update is to simplify the income statement presentation requirements in Subtopic 225-20 by eliminating the concept of extraordinary items. Extraordinary items are events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence. Eliminating the extraordinary classification simplifies income statement presentation by altogether removing the concept of extraordinary items from consideration. This Accounting Standards Update is the final version of Proposed Accounting Standards Update 2014-220 Income Statement Extraordinary Items (Subtopic 225-20), which has been deleted. Effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015. A reporting entity may apply the amendments prospectively. A reporting entity also may apply the amendments retrospectively to all prior periods presented in the financial statements. Early adoption is permitted provided that the guidance is applied from the beginning of the fiscal year of adoption. The effective date is the same for both public business entities and all other entities. Based on management’s assessment, this ASU does not cause material impact on the Company's financial statements.

3.	ACCOUNTS RECEIVABLE

Accounts receivable consist of the following:

	June 30,	December 31,
	2016	2015
Contract receivables	$190,008	$248,523

Total contract receivables are expected to be collected within one year, and there is no provision for allowance for doubtful accounts.

4.	DUE FROM RELATED PARTY

As of December 31, 2015, the Company had loan to Mr. David Kwasnik Sr, the incorporator, President/CEO of the Company, in the amount of $24,635. During the 6 months ended June 30, 2016, the Company incurred additional loan to Mr. David Kwasnik Sr in the amount of $40,663, resulting in due from related party amounted to $65,298 as of June 30, 2016. Such due from related party is offset with $50,000 repayment received from Mr. David Kwasnik Sr during the 6 months ended June 30, 2016. As a result, the balance of due from related party was $15,298 as of June 30, 2016. Due from related party was unsecured, had no written agreement, due on demand with no maturity date, and bearing no interest.

5.	FIXED ASSETS – PROPERTY, PLANT AND EQUIPMENT, NET

Fixed assets consist of the following:

	June 30,	December 31,
	2016	2015
Vehicles	$1,532,355	$1,384,597
Machinery and equipment	570,635	404,521
Office furniture and fixtures	103,686	103,686
Computer and software	25,201	25,201
	$2,231,877	$1,918,005
Less: Accumulated depreciation	(1,475,430)	(1,366,877)
Total property, plant and equipment, net	$756,447	$551,128

POWERCOMM CONSTRUCTION INC

NOTES TO UNAUDITED FINANCIAL STATEMENTS

6.	BANK LOANS

Short-term loan

Short-term loan represents borrowings from commercial banks due within one year. The short-term loan consists of the following:

	June 30,	December 31,
	2016	2015

$450,000 Line of Credit with Burke & Herbert Bank, interest rate at 4.5% annum, renewed annually, due on demand.	$433,808	$306,167

$200,000 Line of Credit with Suntrust Bank, interest rate at 9.5% annum, renewed annually, due on demand.	180,987	137,988

Total	$614,795	$444,155

Interest expense for the six months ended June 30, 2016 and June 30, 2015 amounted to $15,205 and $10,279 respectively.

POWERCOMM CONSTRUCTION INC

NOTES TO UNAUDITED FINANCIAL STATEMENTS

Long-term debt

Long-term debt consists of the following:

	June 30,	December 31,
	2016	2015

Note payable to Ally Financial Inc, maturing May 2020, monthly payments of $666.	27,722	30,803

Note payable to Ally Financial Inc, maturing May 2020, monthly payments of $529.	22,062	24,512

Note payable to Ally Financial Inc, maturing April 2020, monthly payments of $528.	21,973	24,435

Note payable to Ally Financial Inc, maturing April 2020, monthly payments of $528.	21,973	24,435

Note payable to Burke & Herbert Bank, maturing June 2019, monthly payments of $520.	16,030	19,151

Note payable to Toyota Financial Services, maturing September 2017, monthly payments of $400	5,463	7,654

Note payable to Burke & Herbert Bank, maturing June 2017, monthly payments of $320.	3,394	5,314

Note payable to Burke & Herbert Bank, maturing August 2016, monthly payments of $556.	881	4,220

Note payable to Chrysler Capital, maturing February 2017, monthly payments of $250	1,005	3,235

Note payable to John Deere Financial, maturing January 2021, monthly payments of $2,789	152,892	-

Note payable to Ford Motor Credit, maturing April 2021, monthly payments of $1,431	70,740	-

Note payable to Ford Motor Credit, maturing April 2021, monthly payments of $1,431	70,740	-
	$414,875	$143,759
Current portion	(95,886)	(41,372)
Total	$318,989	$102,387

POWERCOMM CONSTRUCTION INC

NOTES TO UNAUDITED FINANCIAL STATEMENTS

All notes are secured by the Company’s vehicles.

The obligation under long-term debt is as follows:

As of June 30,	Amount
2017	$95,866
2018	90,562
2019	92,671
2020	91,505
2021	44,251
Thereafter	-
Total	$414,875

Interest expense for the six months ended June 30, 2016 and June 30, 2015 amounted to $6,105 and $531, respectively.

7.	ACCRUED EXPENSES

Accrued expenses consist of the following:

	June 30,	December 31,
	2016	2015
Accrued professional expenses	$113,688	76,664
Accrued office expenses	5,973	6,035
Accrued bank and credit card fees	5,805	6,745
Accrued meals and travel expenses	5,522	3,218
Accrued auto expenses	4,702	8,955
Accrued fuel and construction materials	2,786	6,710
Accrued payroll and employee benefits	2,027	2,375
Accrued interest	256	256
Accrued legal settlement	-	100,000
Accrued insurances	-	6,353
Total	$140,759	$219,239

8.	STOCKHOLDER’S EQUITY

As of June 30, 2016, the Company has 200,000 common shares issued, authorized and outstanding, with no par value. All of the shares outstanding were issued to David Kwasnik Sr, the incorporator, President/CEO of the Company.

9.	INCOME TAXES

The Company has elected to be S corporation for tax filling purpose, thus is not subject to federal corporate income tax. The Company was incorporated in Massachusetts in Year 1997, and changed its state of incorporation to Virginia in September 2014. The Company is not subject to Virginia state income tax based on it S corporation status. As such, provision for income tax expense for six months ended June 30, 2016 and 2015 is $0.

POWERCOMM CONSTRUCTION INC

NOTES TO UNAUDITED FINANCIAL STATEMENTS

10.	CONCENTRATION OF CREDIT RISK

Financial instruments that potentially subject the Company to concentration of credit risk consist principally of cash deposits. Accounts at each institution are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000. As of June 30, 2016 and December 31, 2015, the Company does not have any amounts in excess of the FDIC insured limit.

For the six months ended June 30, 2016 and June 30, 2015, service revenue to Potomac Electric Power Co (“PEPCO”) accounted for 98% and 99% of the Company’s net revenue, respectively. Accounts receivable due from PEPCO accounted for 100% of the Company accounts receivable balances as of both June 30, 2016 and December 31, 2015.

11.	COMMITMENTS AND CONTINGENCIES

Litigation

In April 2014, Gregory Randolf, a former employee of the Company filed a Class Action Labor Lawsuit against the Company in the Maryland District Court. The lawsuit alleges that he and 48 other flaggers of the Company were not paid overtime pay which in Maryland is time and ½. The Company believes that Mr. Randolf’s testimony as to the amount of hours he worked was completely false and that he was correctly paid for the hours he worked per his time slips. As of December 2015, the Company has offered $100,000 to settle the case and is now waiting to hear if the Judge will accept the terms of the settlement. The Company accrued contingent loss of $100,000 during the year ended December 31, 2014. No additional contingent liability was accrued during the year ended December 31, 2015. On April 28, 2016, the settlement agreement was approved by court and judgment for plaintiffs was entered in the amount of $100,000. On April 29, 2016, the company made payments to plaintiffs in the total amount of $100,000.

In May, 2015, the Company filed a complaint against Riverport Insurance Services (“Riverport”) in Circuit Court for Montgomery County, Maryland, for failing to defend a workers’ compensation claim previously filed against the Company. The Company is seeking a declaration from the Court that Riverport owned the Company a duty to defend the subject workers’ compensation claim. The Company seeks recovery of attorneys’ fees and costs incurred in defending against the claim, and attorneys’ fees and costs incurred in litigating the complaint. Trial for this litigation was scheduled for June 2, 2016. On September 14, 2016, a judgment of the litigation against Riverport was entered in favor of the Company in the amount of approximately $45,000. No contingent gain was recorded by the Company as of June 30, 2016.

12.	SUBSEQUENT EVENT

Management has evaluated subsequent events through November 16, 2016, the date which the financial statements were available to be issued. All subsequent events requiring recognition as of June 30, 2016 have been incorporated into these financial statements and there are no subsequent events that require disclosure in accordance with FASB ASC Topic 855, “Subsequent Events”.

POWERCOMM CONSTRUCTION INC.

Audit • Tax • Consulting • Financial Advisory
Registered with Public Company Accounting Oversight Board (PCAOB)

To the Board of Directors and Stockholders of PowerComm Construction Inc.:

We have audited the accompanying consolidated balance sheets of PowerComm Construction Inc. as of December 31, 2015 and 2014, and the related consolidated statements of income and comprehensive income, equity and cash flows for the years then ended. The Company’s management is responsible for these consolidated financial statements. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of PowerComm Construction Inc. as of December 31, 2015 and 2014, and the consolidated results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

KCCW Accountancy Corp.

Diamond Bar, California

November 16, 2016

KCCW Accountancy Corp.
22632 Golden Springs Dr. #230, Diamond Bar, CA 91765, USA
Tel: +1 909 348 7228 • Fax: +1 626 529 1580 • info@kccwcpa.com

POWERCOMM CONSTRUCTION INC

BALANCE SHEETS

	December 31,	December 31,
	2015	2014
Assets
Current Assets
Cash and cash equivalents	$16,439	$80,296
Accounts receivable, net	248,523	260,896
Due from related party	24,635	-
Total Current Assets	289,597	341,192

Furniture, fixture, and equipment, net	551,128	551,709

Total Assets	$840,725	$892,901

Liabilities and Stockholder's Equity

Current Liabilities
Short-term loan	$444,155	$349,550
Long-term debt, current	41,372	21,389
Accrued expenses	217,311	219,239
Other current liabilities	35,000	512
Total Current Liabilities	737,838	590,690

Long-term debt	102,387	39,568
Total Liabilities	840,225	630,258

Commitments and contingencies (Note 11)

Stockholder's Equity
Common stock, no par value, 200,000 shares authorized, 10,000 shares issued and outstanding	-	-
Additional paid-in capital	500	500
Retained earnings	-	262,143
Total Stockholder's equity	500	262,643

Total Liabilities and Stockholder's Equity	$840,725	$892,901

The accompanying notes are an integral part of these financial statements.

POWERCOMM CONSTRUCTION INC

STATEMENTS OF OPERATIONS

	For The Years Ended
	December 31,
	2015	2014

Net revenue	$3,063,319	$3,418,100
Cost of revenue	(849,165)	(1,593,103)
Gross profit	2,214,154	1,824,997

Salaries and wages	(1,218,662)	(1,089,410)
Other general and administrative expenses	(1,107,043)	(1,019,590)
Total operating expense	(2,325,705)	(2,109,000)

Operating loss	(111,551)	(284,003)

Other income (expense)
Interest income	-	-
Interest expense	(32,022)	(18,303)
Other income (expense), net	-	-
Total other income (expense)	(32,022)	(18,303)

Loss from operations before income taxes	(143,573)	(302,306)
Provision for income taxes	-	-
Net loss	$(143,573)	$(302,306)

The accompanying notes are an integral part of these financial statements.

POWERCOMM CONSTRUCTION INC

STATEMENT OF STOCKHOLDER'S EQUITY

	Common Stock		Additional		Total
	(No Par Value)		Paid-in	Retained	Stockholder's
	Shares	Amount	Capital	Earnings	Equity

Balance at December 31, 2013, Founder's shares	200,000	$-	$500	$788,937	$789,437
Distribution to shareholder	-	-	-	(224,488)	(224,488)
Net loss for the period ended December 31, 2014	-	-	-	(302,306)	(302,306)
Balance at December 31, 2014	200,000	-	500	262,143	$262,643
Distribution to shareholder	-	-	-	(118,570)	(118,570)
Net loss for the period ended December 31, 2015	-	-	-	(143,573)	(143,573)
Balance at December 31, 2015	200,000	$-	$500	$-	$500

The accompanying notes are an integral part of these consolidated financial statements.

POWERCOMM CONSTRUCTION INC

STATEMENTS OF CASH FLOWS

	For the Tweleve Months Ended
	December 31,
	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(143,573)	$(302,306)
Depreciation	168,684	153,515
Adjustments to reconcile net loss to net cash provided by operating activities:
Decrease (increase) in accounts receivable	12,373	(56,780)
(Decrease) increase in accrued expenses	(1,928)	185,916
Decrease (increase) in other current liabilities	34,488	(3,503)
Net cash provided by (used in) operating activities	70,044	(23,158)

CASH FLOWS FROM INVESTING ACTIVITIES
Additions to fixed assets	(168,103)	(134,467)
Loan to stockholder	(24,635)	-
Net cash used in investing activities	(192,738)	(134,467)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from short-term loans	94,605	349,550
Proceeds from long-term loans	82,802	12,556
Distribution to shareholders	(118,570)	(224,488)
Net cash provided by financing activities	58,837	137,618

NET DECREASE IN CASH & CASH EQUIVALENTS	(63,857)	(20,007)

CASH & CASH EQUIVALENTS, BEGINNING BALANCE	80,296	100,303
CASH & CASH EQUIVALENTS, ENDING BALANCE	$16,439	80,296

SUPPLEMENTAL DISCLOSURES:
Income tax paid	$-	$-
Interest paid	$31,765	$18,303

The accompanying notes are an integral part of these financial statements.

POWERCOMM CONSTRUCTION INC

NOTES TO FINANCIAL STATEMENTS

1.	NATURE OF OPERATIONS

PowerComm Construction, Inc. (the “Company”) was incorporated in Massachusetts in 1997 and has been headquartered in Alexandria, Virginia, since 2000. On September 26, 2014, the Company changed its state of incorporation to Virginia. The Company performs underground and overhead utility services primarily in the southeastern region of the United States working solely with utility companies. The Company’s fiscal year ends on December 31.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation:

The accompanying financial statements have been prepared pursuant to the rules of the Securities and Exchange Commission (“SEC”) and in accordance with the U.S. generally accepted accounting principles (“GAAP”).

Use of estimates and assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management makes these estimates using the best information available at the time the estimates are made. However, actual results could differ materially from those results. The most significant estimates reflected in the financial statements include depreciation and useful lives of property and equipment. Estimates and assumptions are periodically reviewed and the effects of revisions are reflected in the financial statements in the period they are determined to be necessary.

Cash and cash equivalents:

Cash and cash equivalents include cash and all highly liquid instruments with original maturities of three months or less.

Accounts receivable:

Accounts receivable are recorded at net realizable value consisting of the carrying amount less an allowance for doubtful accounts, as needed. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Based on the management’s assessment, no allowance for doubtful accounts was recorded at the balance sheet dates.

Fixed assets:

Fixed assets consist of computers, furniture and fixtures, machinery and equipment, and trucks and vehicles. They are stated at cost less accumulated depreciation. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations.

POWERCOMM CONSTRUCTION INC

NOTES TO FINANCIAL STATEMENTS

Depreciation is computed primarily using the straight-line method over the estimated useful lives of the assets as follows:

Useful Life (in years)

Computers	5
Office Furniture and Fixtures	7
Machinery and Equipment	7
Trucks and Vehicles	5

The Company applies the provisions of FASB ASC Topic 360 (ASC 360), “Property, Plant, and Equipment” which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with ASC 360, at least on an annual basis. ASC 360 requires the impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. For the years ended December 31, 2015 and 2014, there was no impairment of long-lived assets recorded.

Revenue recognition:

The Company performs underground and overhead utility services primarily in the southeastern region of the United States for utility companies. The Company’s work is performed under cost-plus-fee contracts. The length of the Company’s contracts varies, but are typically two to three years. Revenues are recognized on the accrual basis as services are performed. The Company recognizes service revenue in accordance with GAAP when the following overall fundamental criteria are met: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or the service has been performed, (iii) the Company’s price to the customer is fixed or determinable, and (iv) collection of the resulting accounts receivable is reasonably assured. During the years ended December 31, 2015 and 2014, the Company recognized revenue when the above four criteria were met.

Cost of revenue:

Costs of revenue include all direct materials, labor costs, equipment and those indirect costs, including depreciation of machinery and equipment, trucks and vehicles, and indirect labor, supplies, tools, repairs and miscellaneous job costs. Changes in job performance, job conditions and estimated profitability, may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

POWERCOMM CONSTRUCTION INC

NOTES TO FINANCIAL STATEMENTS

Recent accounting pronouncements:

In February 25, 2016, FASB issued ASU-2016-02-Leases. The amendments in this Update create Topic 842, Leases, and supersede the leases requirements in Topic 840, Leases. The objective of Topic 842 is to establish the principles that lessees and lessors shall apply to report useful information to users of financial statements about the amount, timing, and uncertainty of cash flows arising from a lease. The FASB is issuing this Update to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements. Topic 842 affects any entity that enters into a lease (as that term is defined in this Update), with some specified scope exemptions. The guidance in this Update supersedes Topic 840, Leases. The main difference between previous GAAP and Topic 842 is the recognition of lease assets and lease liabilities by lessees for those leases classified as operating leases under previous GAAP. The core principle of Topic 842 is that a lessee should recognize the assets and liabilities that arise from leases. All leases create an asset and a liability for the lessee in accordance with FASB Concepts Statement No. 6, Elements of Financial Statements, and, therefore, recognition of those lease assets and lease liabilities represents an improvement over previous GAAP, which did not require lease assets and lease liabilities to be recognized for most leases. A lessee should recognize in the statement of financial position a liability to make lease payments (the lease liability) and a right-of-use asset representing its right to use the underlying asset for the lease term. When measuring assets and liabilities arising from a lease, a lessee (and a lessor) should include payments to be made in optional periods only if the lessee is reasonably certain to exercise an option to extend the lease or not to exercise an option to terminate the lease. Similarly, optional payments to purchase the underlying asset should be included in the measurement of lease assets and lease liabilities only if the lessee is reasonably certain to exercise that purchase option. Reasonably certain is a high threshold that is consistent with and intended to be applied in the same way as the reasonably assured threshold in the previous leases guidance. In addition, also consistent with the previous leases guidance, a lessee (and a lessor) should exclude most variable lease payments in measuring lease assets and lease liabilities, other than those that depend on an index or a rate or are in substance fixed payments. For leases with a term of 12 months or less, a lessee is permitted to make an accounting policy election by class of underlying asset not to recognize lease assets and lease liabilities. If a lessee makes this election, it should recognize lease expense for such leases generally on a straight-line basis over the lease term. The amendments in this Update are effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. The Company is still in progress of evaluating future impact of adopting this standard.

In November 20, 2015, FASB issued ASU-2015-17- Income Taxes. The Board is issuing this Update as part of its initiative to reduce complexity in accounting standards (the Simplification Initiative). The objective of the Simplification Initiative is to identify, evaluate, and improve areas of generally accepted accounting principles (GAAP) for which cost and complexity can be reduced while maintaining or improving the usefulness of the information provided to users of financial statements. Current GAAP requires an entity to separate deferred income tax liabilities and assets into current and noncurrent amounts in a classified statement of financial position. To simplify the presentation of deferred income taxes, the amendments in this Update require that deferred tax liabilities and assets be classified as noncurrent in a classified statement of financial position. The amendments in this Update apply to all entities that present a classified statement of financial position. The current requirement that deferred tax liabilities and assets of a tax-paying component of an entity be offset and presented as a single amount is not affected by the amendments in this Update. For public business entities, the amendments in this Update are effective for financial statements issued for annual periods beginning after December 15, 2016, and interim periods within those annual periods. Earlier application is permitted for all entities as of the beginning of an interim or annual reporting period. The Company is still in progress of evaluating future impact of adopting this standard.

On June 12, 2015, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update (ASU) No. 2015-10-Technical Corrections and Improvements. The amendments in this Update cover a wide range of Topics in the Codification. The amendments in this Update represent changes to make minor corrections or minor improvements to the Codification that are not expected to have a significant effect on current accounting practice or create a significant administrative cost to most entities. This Accounting Standards Update is the final version of Proposed Accounting Standards Update 2014-240-Technical Corrections and Improvements, which has been deleted. Transition guidance varies based on the amendments in this Update. The amendments in this Update that require transition guidance are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015. Early adoption is permitted, including adoption in an interim period. All other amendments will be effective upon the issuance of this Update. Based on management’s assessment, this ASU does not cause material impact on the Company's financial statements.

In April 7, 2015, FASB issued ASU-2015-03-Interest-Imputation of Interest. The Board is issuing this Update as part of its initiative to reduce complexity in accounting standards (the Simplification Initiative). The objective of the Simplification Initiative is to identify, evaluate, and improve areas of generally accepted accounting principles (GAAP) for which cost and complexity can be reduced while maintaining or improving the usefulness of the information provided to users of financial statements. To simplify presentation of debt issuance costs, the amendments in this Update require that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by the amendments in this Update. For public business entities, the amendments in this Update are effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Based on management’s assessment, this ASU does not cause material impact on the Company's financial statements.

POWERCOMM CONSTRUCTION INC

NOTES TO FINANCIAL STATEMENTS

In January 2015, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update (ASU) No. 2015-01 Income Statement Extraordinary and Unusual Items (Subtopic 225-20): Simplifying Income Statement Presentation by Eliminating the Concept of Extraordinary Items. The objective of this Update is to simplify the income statement presentation requirements in Subtopic 225-20 by eliminating the concept of extraordinary items. Extraordinary items are events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence. Eliminating the extraordinary classification simplifies income statement presentation by altogether removing the concept of extraordinary items from consideration. This Accounting Standards Update is the final version of Proposed Accounting Standards Update 2014-220 Income Statement Extraordinary Items (Subtopic 225-20), which has been deleted. Effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015. A reporting entity may apply the amendments prospectively. A reporting entity also may apply the amendments retrospectively to all prior periods presented in the financial statements. Early adoption is permitted provided that the guidance is applied from the beginning of the fiscal year of adoption. The effective date is the same for both public business entities and all other entities. Based on management’s assessment, this ASU does not cause material impact on the Company's financial statements.

3.	ACCOUNTS RECEIVABLE

Accounts receivable consist of the following:

	December 31,	December 31,
	2015	2014
Contract receivables	$248,523	$260,896

Total contract receivables are expected to be collected within one year, and there is no provision for allowance for doubtful accounts.

4.	DUE FROM RELATED PARTY

As of December 31, 2015 and 2014, the Company had $24,635 and $0, respectively, due from Mr. David Kwasnik Sr, the incorporator, President/CEO of the Company. Due from related party was unsecured, had no written agreement, due on demand with no maturity date, and bearing no interest.

5.	FIXED ASSETS – PROPERTY, PLANT AND EQUIPMENT, NET

Fixed assets consist of the following:

	December 31,	December 31,
	2015	2014
Vehicles	$1,384,597	$1,223,468
Machinery and equipment	404,521	402,038
Office furniture and fixtures	103,686	103,686
Computer and software	25,201	20,710
	$1,918,005	$1,749,902
Less: Accumulated depreciation	(1,366,877)	(1,198,193)
Total property, plant and equipment, net	$551,128	$551,709

POWERCOMM CONSTRUCTION INC

NOTES TO FINANCIAL STATEMENTS

6.	BANK LOANS

Short-term loan

Short-term loan represents borrowings from commercial banks due within one year. The short-term loan consists of the following:

	December 31,	December 31,
	2015	2014

$450,000 Line of Credit with Burke & Herbert Bank, interest rate at 4.5% annum, renewed annually, due on demand.	$306,167	$179,717

$200,000 Line of Credit with Suntrust Bank, interest rate at 9.5% annum, renewed annually, due on demand.	137,988	169,833

Total	$444,155	$349,550

Interest expense for the years ended December 31, 2015 and 2014 amounted to $24,759 and $14,120, respectively.

POWERCOMM CONSTRUCTION INC

NOTES TO FINANCIAL STATEMENTS

Long-term debt

Long-term debt consists of the following:

	December 31,	December 31,
	2015	2014

Note payable to Ally Financial Inc, maturing May 2020, monthly payments of $666.	30,803	-

Note payable to Ally Financial Inc, maturing May 2020, monthly payments of $529.	24,512	-

Note payable to Ally Financial Inc, maturing April 2020, monthly payments of $528.	24,435	-

Note payable to Ally Financial Inc, maturing April 2020, monthly payments of $528.	24,435	-

Note payable to Burke & Herbert Bank, maturing June 2019, monthly payments of $520.	19,151	23,943

Note payable to Toyota Financial Services, maturing September 2017, monthly payments of $400	7,654	11,839

Note payable to Burke & Herbert Bank, maturing June 2017, monthly payments of $320.	5,314	8,713

Note payable to Burke & Herbert Bank, maturing August 2016, monthly payments of $556.	4,220	10,364

Note payable to Chrysler Capital, maturing February 2017, monthly payments of $250	3,235	6,098

	$143,759	$60,957
Current portion	(41,372)	(21,389)
Total	$102,387	$39,568

All notes are secured by the Company’s vehicles.

The obligation under long-term debt is as follows:

As of December 31,	Amount
2016	$41,372
2017	33,420
2018	29,846
2019	28,283
2020	10,838
Thereafter	-
Total	$143,759

POWERCOMM CONSTRUCTION INC

NOTES TO FINANCIAL STATEMENTS

Interest expense for the years ended December 31, 2015 and 2014 amounted to $7,263 and $4,183, respectively.

7.	ACCRUED EXPENSES

Accrued expenses consist of the following:

	December 31,	December 31,
	2015	2014
Accrued legal settlement	$100,000	$100,000
Accrued professional expenses	76,664	25,695
Accrued auto expenses	8,955	20,115
Accrued bank and credit card fees	6,745	4,528
Accrued fuel and construction materials	6,710	18,506
Accrued insurances	6,353	28,936
Accrued office expenses	6,035	3,540
Accrued meals and travel expenses	3,218	13,464
Accrued payroll and employee benefits	2,375	4,455
Accrued interest	256	-
Total	$217,311	$219,239

8.	STOCKHOLDERS’ EQUITY

As of December 31, 2015, the Company has 200,000 common shares authorized, 10,000 common shares issued and outstanding, with no par value. All of the shares outstanding were issued to David Kwasnik Sr, the incorporator, President/CEO of the Company.

9.	INCOME TAXES

The Company has elected to be S corporation for tax filling purpose, thus is not subject to federal corporate income tax. The Company was incorporated in Massachusetts in Year 1997, and changed its state of incorporation to Virginia in September 2014. The Company was subject to Massachusetts corporate excise tax on tangible property/net worth, or a minimum corporate excise tax in the amount of $456, whichever is greater. The property/net worth measure is imposed at a rate of $2.60 per $1,000 of either a corporation's taxable Massachusetts tangible property or its taxable net worth. The Company is not subject to Virginia state income tax based on its S corporation status. Provision for income tax expense for 12 months period ended December 31, 2015 and 2014 is $0 and $531.

POWERCOMM CONSTRUCTION INC

NOTES TO FINANCIAL STATEMENTS

10.	CONCENTRATION OF CREDIT RISK

Financial instruments that potentially subject the Company to concentration of credit risk consist principally of cash deposits. Accounts at each institution are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000. As of December 31, 2015 and 2014, the Company does not have any amounts in excess of the FDIC insured limit.

For the years ended December 31, 2015 and 2014, service revenue to Potomac Electric Power Co (“PEPCO”) accounted for 95% and 94% of the Company’s net revenue, respectively. Accounts receivable due from PEPCO accounted for 100% of the Company accounts receivable balances as of both December 31, 2015 and 2014.

11.	COMMITMENTS AND CONTINGENCIES

Litigation

In April 2014, Gregory Randolf, a former employee of the Company filed a Class Action Labor Lawsuit against the Company in the Maryland District Court. The lawsuit alleges that he and 48 other flaggers of the Company were not paid overtime pay which in Maryland is time and ½. The Company believes that Mr. Randolf’s testimony as to the amount of hours he worked was completely false and that he was correctly paid for the hours he worked per his time slips. As of December 2015, the Company has offered $100,000 to settle the case and is now waiting to hear if the Judge will accept the terms of the settlement. The Company accrued contingent loss of $100,000 during the year ended December 31, 2014. No additional contingent liability was accrued during the year ended December 31, 2015.

In May, 2015, the Company filed a complaint against Riverport Insurance Services (“Riverport”) in Circuit Court for Montgomery County, Maryland, for failing to defend a workers’ compensation claim previously filed against the Company. The Company is seeking a declaration from the Court that Riverport owned the Company a duty to defend the subject workers’ compensation claim. The Company seeks recovery of attorneys’ fees and costs incurred in defending against the claim, and attorneys’ fees and costs incurred in litigating the complaint. Trial for this litigation was scheduled for June 2, 2016. On September 14, 2016, a judgment of the litigation against Riverport was entered in favor of the Company in the amount of approximately $45,000. No contingent gain was recorded by the Company as of June 30, 2016

12.	SUBSEQUENT EVENTS

Management has evaluated subsequent events through November 16, 2016, the date which the financial statements were available to be issued. All subsequent events requiring recognition as of December 31, 2015 have been incorporated into these financial statements and there are no subsequent events that require disclosure in accordance with FASB ASC Topic 855, “Subsequent Events”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

POWERCOMM HOLDINGS, INC.

Date: November 18, 2016	/s/ David Kwasnik